UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2023

VECTOR ACQUISITION CORPORATION II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39560	98-1575612
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Market Street Steuart Tower, 23rd Floor San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 293-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	VAQC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As described in the definitive proxy statement of Vector Acquisition Corporation II (the “Company”) filed on February 23, 2023 (the “Definitive Proxy Statement”) with the Securities and Exchange Commission (the “SEC”), the Company will hold an annual general meeting of shareholders on March 8, 2023 (the “Meeting”) to seek shareholder approval of, among other things, a proposal (the “Extension Proposal”) to extend the date by which the Company has to consummate an initial business combination from March 12, 2023 to March 12, 2024 or such earlier date as is determined by the Company’s board of directors to be in the best interests of the Company.

On March 3, 2023, the Company and its sponsor, Vector Acquisition Partners II, L.P. (the “Sponsor”), entered into share transfer agreements (each, an “Agreement” and collectively, the “Agreements”) with several unaffiliated holders (the “Holders”) of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Class A Shares”), pursuant to which such Holders have agreed not to redeem an aggregate of 3,500,000 Class A Shares (the “Non-Redeemed Shares”) in connection with the Extension Proposal. In exchange for the foregoing commitments not to redeem such Non-Redeemed Shares, the Sponsor has agreed to forfeit and surrender to the Company for no consideration an aggregate of 1,050,000 Class A Shares held by the Sponsor at the closing of the Company’s initial business combination, and the Company has agreed to issue an aggregate of 1,050,000 Class A Shares to the Holders at such time.

The foregoing summary of the Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Agreement filed by the Company as Exhibit 10.1 hereto and incorporated herein by reference.

Important Information and Where to Find It

On February 23, 2023, the Company filed the Definitive Proxy Statement with the SEC in connection with its solicitation of proxies for the Meeting. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS THE COMPANY FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Definitive Proxy Statement (including any amendments or supplements thereto) and other documents filed with the SEC through the web site maintained by the SEC at www.sec.gov or by directing a request to: Vector Acquisition Corporation II, One Market Street, Steuart Tower, 23rd Floor, San Francisco, CA 94105.

Participants in Solicitation

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the Definitive Proxy Statement. You may obtain free copies of these documents using the sources indicated above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

10.1	Form of Share Transfer Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2023	VECTOR ACQUISITION CORPORATION II

	By:	/s/ Alex Slusky
	Name:	Alex Slusky
	Title:	Chief Executive Officer and Chairman